PICTET EASTERN EUROPEAN FUND
                           PICTET EUROPEAN EQUITY FUND
                       PICTET GLOBAL EMERGING MARKETS FUND
                        PICTET INTERNATIONAL EQUITY FUND
                    PICTET INTERNATIONAL SMALL COMPANIES FUND



                      {LOGO OF PICTET FUNDS 1805 OMITTED.]




                                   PROSPECTUS
                                 APRIL 30, 2001


                               INSTITUTIONAL CLASS

     The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete.
              Any statement to the contrary is a criminal offense.

--------------------------------------------------------------------------------
     TABLE OF CONTENTS

OVERVIEW

PICTET FUNDS OFFERS FIVE INVESTMENT FUNDS (THE "FUNDS"), EACH WITH A DISTINCT INVESTMENT GOAL AND RELATED INVESTMENT RISKS. EACH FUND IS AUTHORIZED TO OFFER TWO CLASSES OF SHARES - INSTITUTIONAL CLASS AND RETAIL CLASS. THIS PROSPECTUS OFFERS ONLY THE INSTITUTIONAL CLASS OF SHARES.

THE DESCRIPTIONS ON THE FOLLOWING PAGES MAY HELP YOU CHOOSE THE FUNDS IN INSTITUTIONAL CLASS THAT BEST MEET YOUR INVESTMENT NEEDS. HOWEVER, NO FUND CAN GUARANTEE IT WILL MEET ITS INVESTMENT OBJECTIVE, AND NO FUND SHOULD BE RELIED UPON AS A COMPLETE INVESTMENT PROGRAM.

PICTET EASTERN EUROPEAN FUND - RISK/RETURN SUMMARY .........................   3
     Investment goal .......................................................   3
     Principal investments and strategies ..................................   3
     Principal investment risks ............................................   3
     Total return ..........................................................   4
     Fees and expenses .....................................................   5

PICTET EUROPEAN EQUITY FUND - RISK/RETURN SUMMARY ..........................   6
     Investment goal .......................................................   6
     Principal investments and strategies ..................................   6
     Principal investment risks ............................................   7
     Fees and expenses .....................................................   7

PICTET GLOBAL EMERGING MARKETS FUND -
     RISK/RETURN SUMMARY ...................................................   8
     Investment goal .......................................................   8
     Principal investments and strategies ..................................   8
     Principal investment risks ............................................   9
     Total return ..........................................................   9
     Fees and expenses .....................................................  10

PICTET INTERNATIONAL EQUITY FUND - RISK/RETURN SUMMARY .....................  11
     Investment goal .......................................................  11
     Principal investments and strategies ..................................  11
     Principal investment risks ............................................  12
     Fees and expenses .....................................................  13

PICTET INTERNATIONAL SMALL COMPANIES FUND -
     RISK/RETURN SUMMARY ...................................................  14
     Investment goal .......................................................  14
     Principal investments and strategies ..................................  14
     Principal investment risks ............................................  15
     Total return ..........................................................  15
     Fees and expenses .....................................................  16

THE FUNDS' INVESTMENTS .....................................................  17

INVESTMENT ADVISER .........................................................  19
     Portfolio management ..................................................  19

INVESTMENT AND ACCOUNT POLICIES ............................................  24
     Calculation of net asset value ........................................  24
     Purchasing Fund shares ................................................  25
     Exchanges between Pictet Funds ........................................  27
     Redeeming Fund shares .................................................  27
     Dividends, distributions and taxes ....................................  29

FINANCIAL HIGHLIGHTS .......................................................  30

FOR MORE INFORMATION .......................................................  36

PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL

Capital appreciation.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS AND STRATEGIES

The Fund invests primarily in equity securities of companies located or conducting a significant amount of business in Easter Europe. The Fund may invest in companies with small, medium or large market capitalizations.


--------------------------------------------------------------------------------
EQUITY SECURITIES

Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

EASTERN EUROPE INCLUDES:
[BULLET] Countries that used to form part of the Soviet Union, including the Commonwealth of Independent States, the Baltic States and former CEFTA (Central European Free Trade Agreement) countries.
[BULLET] Emerging countries within both the Mediterranean and South Eastern regions of Europe.

In the future, the Fund may include other Emerging European countries.
--------------------------------------------------------------------------------
HOW THE ADVISER SELECTS THE FUND'S INVESTMENTS

The adviser uses a "bottom-up" approach in managing the Fund's portfolio. This means that the particular stocks selected for the portfolio will determine the amount of the Fund's investment in each Eastern European country. However, the adviser will consider country-specific risks and the Fund's total exposure to any one country in deciding whether to invest in particular companies.

In selecting individual stocks, the adviser looks for companies with:
[BULLET]       Strong or strengthening balance sheets, defined as improvements in working net capital over time.
[BULLET]       Strong financial ratios.
[BULLET]       Industrial capacity that is undervalued on an international basis.
[BULLET]       Ability to generate substantial excess cash flow that may be reinvested in the company or distributed as dividends to stockholders.

Methods used to value companies in more developed countries may not apply to Eastern European companies.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Investors could lose money on their investments in the Fund or the Fund may not perform as well as other investments if any of the following occurs:
[BULLET]       Foreign or emerging market stock prices go down generally.
[BULLET]       Changes in foreign currency rates depress the value of the Fund's investments.
[BULLET]       Negative developments in Eastern Europe disproportionately hurt the companies in the Fund's portfolio.
[BULLET]       Political instability develops in countries formerly a part of the Soviet Union.
[BULLET]       An adverse event, such as an unfavorable earnings report,
               depresses the value of a particular company's stock.
[BULLET]       The adviser's judgment about country allocations or the
               attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Negative developments in Eastern Europe include, but are not limited to, the following special risks associated with emerging market countries. These include:

[BULLET]       Greater likelihood of economic, political or social instability.
[BULLET]       More volatile stock markets.
[BULLET]       The contagious effect of market or economic setbacks in one country on other emerging market countries.
[BULLET]       Possible governmental restrictions on currency conversions or trading.
[BULLET]       Difficulty in accurately valuing emerging market stocks or selling them at their fair value, especially in down markets.
[BULLET]       Availability of less information about emerging market companies because of less rigorous accounting and regulatory standards.

PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY - CONTINUED
--------------------------------------------------------------------------------
TOTAL RETURN

This bar chart indicates the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not necessarily indicate how the Fund will perform in the future.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC AS FOLLOWS:

Total Return (Institutional Class)
Year Ended 12/31/99        35.63%
Year Ended 12/31/00        -3.38%


QUARTERLY RETURN
HIGHEST:  35.21% in fourth quarter 1999
LOWEST:   -21.04% in second quarter 2000
--------------------------------------------------------------------------------

The table below indicates the risks of investing in the Institutional Class of the Fund by comparing the Fund's average annual total returns for the periods shown to the International Finance Corporation Global Eastern Europe Composite Index and the Barings Eastern Europe Index.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 2000
                                                                LIFE OF FUND 1
                                                  1 YEAR       (BEGAN 4/7/98)
                                                 -------       --------------
Pictet Eastern European Fund ..................   -3.38%           -5.11%
IFC Global Eastern Europe Composite Index2 ....  -16.80%          -19.17%
Barings Eastern Europe Index3 .................  -11.74%          -17.48%
---------------
1 The performance of the IFC Global Eastern Europe Composite Index and the Barings Eastern Europe Index is from March 31, 1998.
2 The International Finance Corporation Global Eastern Europe Composite Index is a market capitalization weighted index that is designed to represent the performance of emerging Eastern Europe stock markets. The index includes equity securities of 98 companies domiciled in 5 countries.
3 The ING Barings Eastern Europe Index is a market capitalization weighted index that is designed to represent the performance of markets in the Czech Republic, Hungary, Poland and Russia.

PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY - CONTINUED
--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

FOR YEAR ENDED 12/31/00                                      INSTITUTIONAL CLASS
SHAREHOLDER FEES (paid directly from your investment) ..........   NONE
REDEMPTION FEES FOR SHARES HELD LESS THAN SIX MONTHS 1 .........  1.00%
ANNUAL FUND OPERATING EXPENSES
   (deducted from Fund assets)
MANAGEMENT FEES ................................................  1.50%
DISTRIBUTION (12B-1) FEES ......................................   NONE
OTHER EXPENSES .................................................  7.66%
TOTAL ANNUAL FUND OPERATING EXPENSES2 ..........................  9.16%
================================================================================

1    Please see "Redeeming Fund Shares" on page 27.
2    Voluntary fee waiver and/or expense reimbursement 7.16%
     Net expenses                                      2.00%
     This fee waiver and/or expense reimbursement may be terminated at any time.

--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The example assumes that:
[BULLET]       You invest $10,000 in the Fund for the time periods indicated.
[BULLET]       Your investment has a 5% return each year.
[BULLET]       The Fund's operating expenses remain the same.*
[BULLET]       You redeem your investment at the end of each period.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

INSTITUTIONAL CLASS
1 YEAR    3 YEARS    5 YEARS   10 YEARS
  $897      $2,580    $4,127     $7,464
---------------
* The example is calculated using gross expenses. Using the net expense calculation, your costs for the Institutional Class shares for 1, 3, 5 and 10 years in the example would be $203, $627, $1,078 and $2,327, respectively.

PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL

Long term growth of capital.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS AND STRATEGIES

The Fund pursues its objective by investing in a diversified portfolio of equity securities of companies located in, or which conduct a significant amount of their business in, Europe.
--------------------------------------------------------------------------------
EUROPEAN EQUITIES

Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

The Fund may invest in the following European countries: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Luxembourg, Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey and the United Kingdom.
--------------------------------------------------------------------------------
HOW THE ADVISER SELECTS THE FUND'S INVESTMENTS

The process of economic convergence and monetary union across Europe implies that it is more appropriate to consider the region as a block rather than a collection of individual markets.

Our process therefore focuses upon fundamental stock selection within a strategic sector framework.

Each stock in the investable universe is classified into sectors which correspond to the sectors identified by the Fund's benchmark index. Stocks are also defined within three broad categories:

[BULLET] Economic sensitives (where turnover is closely related to the level of GDP in the markets in which it operates);
[BULLET] Organic growth (where turnover grows at rates above GDP and is less dependent upon it).
[BULLET] Interest rate sensitives (where performance is impacted by the direction of interest rate movements and level of interest rates).

In selecting individual stocks, the adviser focuses on analyzing a distinct set of fundamental criteria. This includes in-depth research into the relevant industry to identify its growth and pricing dynamics, as well as the strength of the company's competitive position within the industry. The adviser looks for companies with:

[BULLET]       High quality sustainable business franchise.
[BULLET]       Proven management ability to achieve cost control and efficiency.
[BULLET]       The ability to generate free cash flow, defined as gross cash flow (net profit and depreciation) minus capital expenditures, minus the change in working capital.

The adviser monitors the Fund's exposure to each country to control risk. The adviser limits the degree by which the Fund's exposure to particular countries may vary from the country exposure of the Fund's benchmark index.

PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY - CONTINUED
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Investors could lose money on their investments in the Fund or the Fund may not perform as well as other investments if any of the following occurs:

[BULLET]       Foreign stock prices go down generally.
[BULLET]       Changes in foreign currency rates depress the value of the Fund's investments.
[BULLET]       Negative developments in Europe disproportionately hurt the companies in the Fund's portfolio.
--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

"Other Expenses" is based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than such estimates.

                                                             INSTITUTIONAL CLASS
SHAREHOLDER FEES (paid directly from your investment) ..........   NONE
REDEMPTION FEES FOR SHARES HELD LESS THAN SIX MONTHS 1 .........  1.00%
ANNUAL FUND OPERATING EXPENSES
   (deducted from Fund assets)
MANAGEMENT FEES ................................................  0.75%
DISTRIBUTION (12B-1) FEES ......................................   NONE
OTHER EXPENSES .................................................  2.15%
TOTAL ANNUAL FUND OPERATING EXPENSES2 ..........................  2.90%
================================================================================
1    Please see "Redeeming Fund Shares" on page 27.
2    Voluntary fee waiver and/or expense reimbursement 1.90%
     Net expenses                                      1.00%
     This fee waiver and/or expense reimbursement may be terminated at any time.
--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The example assumes that:

[BULLET]       You invest $10,000 in the Fund for the time periods indicated.
[BULLET]       Your investment has a 5% return each year.
[BULLET]       The Fund's operating expenses remain the same.*
[BULLET]       You redeem your investment at the end of each period.

INSTITUTIONAL CLASS
1 YEAR         3 YEARS
  $293           $898
---------------
* The example is calculated using gross expenses. Using the net expense calculation, your costs for the Institutional Class shares for 1 and 3 years in the example would be $102 and $318, respectively.
--------------------------------------------------------------------------------

PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL

Long term growth of capital.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS AND STRATEGIES

The Fund invests primarily in equity securities of companies in emerging market countries.

The Fund normally invests in at least 15, but never fewer than eight, emerging market countries.

EMERGING MARKET EQUITIES

Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

Emerging market countries are those identified as developing or emerging countries by the World Bank, International Finance Corporation or United Nations or countries not listed in the Morgan Stanley Capital International World Index. Currently, emerging market countries may include those in Latin America, Southeast Asia, Africa, Eastern Europe and the Middle East.

Emerging market stocks means equity securities:

[BULLET]       That are traded primarily in an emerging market country.
[BULLET]       Of companies that derive 50% or more of total revenue from goods or services produced or sold in emerging market countries.
[BULLET]       Of companies organized and with a principal office in an emerging market country.
--------------------------------------------------------------------------------
HOW THE ADVISER SELECTS THE FUND'S INVESTMENTS

In allocating the Fund's assets among emerging market countries, the adviser uses a proprietary database to screen for countries that meet the following standards:

[BULLET]       Suitable safe custody of assets and freedom of capital movement.
[BULLET]       A higher than average number of undervalued stocks when comparing the companies against their benchmark values.
[BULLET]       A favorable domestic liquidity environment.
[BULLET]       A reasonably liquid and diverse stock market.
[BULLET]       A good or improving fiscal balance.
[BULLET]       An undervalued or fairly valued exchange rate, combined with sustainable trade and current account balances.

In selecting individual emerging market stocks, the adviser looks for companies with:

[BULLET]       Current or potential high and stable cash generation.
[BULLET]       Strong, liquid balance sheets.
[BULLET]       Asset valuations significantly below replacement cost, or below the average for its sector on a global basis. The adviser will also consider the debt of a company.
[BULLET]       A high free cash flow relative to the stock price.
[BULLET]       In the case of banks, a low stock price relative to the asset base, combined with a high return on equity.

PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY - CONTINUED
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Investors could lose money on their investments in the Fund or the Fund may not perform as well as other investments if any of the following occurs:

[BULLET]       Foreign or emerging market stock prices go down generally.
[BULLET]       Changes in foreign currency rates depress the value of the Fund's investments.
[BULLET]       An adverse event, such as an unfavorable earnings report,
               depresses the value of a particular company's stock.
[BULLET]       The adviser's judgment about country allocations or the
               attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Emerging market countries and stocks present the following special risks:

[BULLET]       Greater likelihood of economic, political or social instability.
[BULLET]       More volatile stock markets.
[BULLET]       The contagious effect of market or economic setbacks in one country on other emerging market countries.
[BULLET]       Possible governmental restrictions on currency conversions or trading.
[BULLET]       Difficulty in accurately valuing emerging market stocks or selling them at their fair value, especially in down markets.
[BULLET]       Availability of less information about emerging market companies because of less rigorous accounting and regulatory standards.
--------------------------------------------------------------------------------
TOTAL RETURN

This bar chart indicates the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not necessarily indicate how the Fund will perform in the future.

QUARTERLY RETURN
HIGHEST:  35.70% in second quarter 1999
LOWEST:  -24.97% in second quarter 1998

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Year Ended 12/31/96        8.32%
Year Ended 12/31/97        -11.29%
Year Ended 12/31/98        -23.22%
Year Ended 12/31/99        63.58%
Year Ended 12/31/00        -36.98%

PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY - CONTINUED
--------------------------------------------------------------------------------
The table below indicates the risks of investing in the Institutional Class of the Fund by comparing the Fund's average annual total returns for the periods shown to those of the International Finance Corporation Global Composite Index.


                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2000
                                                                  LIFE OF FUND 1
                                           1 YEAR     5 YEAR     (BEGAN 10/4/95)
                                           ------     ------     ---------------
Pictet Global Emerging Markets Fund ....   -36.98%     -5.33%        -5.96%
IFC Global Composite Index2 ............   -28.77%     -3.35%        -3.74%
---------------
1 The performance of the IFC Global Composite Index is calculated from September 30, 1995.
2 The International Finance Corporation Global Composite Index (Total Return) is a market capitalization weighted index that is designed to represent the performance of emerging stock markets. The index includes equity securities of 1917 companies domiciled in 34 countries.
--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

FOR YEAR ENDED 12/31/00                                      INSTITUTIONAL CLASS
Shareholder fees (paid directly from your investment) ..........   NONE
REDEMPTION FEES FOR SHARES HELD LESS THAN SIX MONTHS 1 .........  1.00%
ANNUAL FUND OPERATING EXPENSES
   (deducted from Fund assets)
MANAGEMENT FEES ................................................  1.25%
DISTRIBUTION (12B-1) FEES ......................................   NONE
OTHER EXPENSES .................................................  0.69%
TOTAL ANNUAL FUND OPERATING EXPENSES2 ..........................  1.94%
================================================================================
1    Please see "Redeeming Fund Shares" on page 27.
2    Voluntary fee waiver and/or expense reimbursement 0.24%
     Net expenses                                      1.70%
     This fee waiver and/or expense reimbursement may be terminated at any time.
--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The example assumes that:

[BULLET]       You invest $10,000 in the Fund for the time periods indicated.
[BULLET]       Your investment has a 5% return each year.
[BULLET]       The Fund's operating expenses remain the same.*
[BULLET]       You redeem your investment at the end of each period.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

INSTITUTIONAL CLASS
1 YEAR    3 YEARS    5 YEARS   10 YEARS
  $197      $609      $1,047     $2,264

---------------
* The example is calculated using gross expenses. Using the net expense calculation, your costs for the Institutional Class shares for 1, 3, 5 and 10 years in the example would be $173, $536, $923 and $2,009, respectively.

10X

PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL

Long term growth of capital.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS AND STRATEGIES

The Fund invests primarily in equity markets listed in the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index), the benchmark against which the Fund measures its portfolio.
--------------------------------------------------------------------------------
EQUITY SECURITIES

The Fund typically invests 70 to 80% of its assets in large capitalization equity securities, but this allocation may change in the future. Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights, interests in government owned or controlled enterprises and depositary receipts for foreign stocks.
--------------------------------------------------------------------------------
HOW THE ADVISER SELECTS THE FUND'S INVESTMENTS

The investment process consists of three stages plus risk controls. These are:

[BULLET]       Regional asset allocation.
[BULLET]       Sector based strategy within regions.
[BULLET]       Stock selection.

In allocating the Fund's assets among regions, the adviser uses a proprietary "top-down" approach. Regional allocation is dictated by two very strong beliefs:

[BULLET]       Liquidity is the primary driving force of financial asset prices.
[BULLET]       Valuation, principally measured by reference to the yield on its long-term government debt (i.e. earnings yield/bond yield, cash flow yield/bond yield), is an important but subsidiary factor.

The best opportunities occur in markets where liquidity and valuation are both positive.

Where the two conflict, liquidity is almost always the dominant factor.

The adviser assesses in detail liquidity and valuation conditions in major markets on a weekly basis. This involves examining hundreds of individual data series including, for example, economic statistics produced each month and aggregate forecasts for corporate earnings. The adviser reorganizes these data series into "major factors" so that they can be scored in an objective manner. Major factors range from specific individual factors important in measuring liquidity or valuation (e.g., the movement in short term interest rates in a particular country) to broad factors such as overall economic liquidity. Liquidity may be affected by a number of underlying economic variables such as money supply growth, inflation and industrial production. The adviser uses these scores in its top down asset allocation decision making process.

PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY - CONTINUED
--------------------------------------------------------------------------------
HOW THE ADVISER SELECTS THE FUND'S INVESTMENTS CONTINUED

In the second stage of the process, the adviser classifies sectors into three broad categories: economic sensitive, organic growth and interest rate sensitive. The adviser determines the sector strategy for each region by identifying the position of the regional economy along the economic cycle. Once the position along the cycle has been established, the adviser sets targets for specific weightings relative to the Fund's benchmark within each broad category. Each broad category of sectors has a tendency to perform differently at various stages of the economic cycle.

In selecting individual stocks, the adviser focuses on analyzing a distinct set of fundamental criteria. This includes in-depth research into the relevant industry to identify its growth and pricing dynamics, as well as the strength of the company's competitive position within the industry.

The adviser looks for companies with:

[BULLET]       High quality, sustainable business franchise.
[BULLET]       Proven management capability, particularly regarding cost control and efficiency.
[BULLET]       The capacity to generate free cash flow, defined as gross cash flow (net profit and depreciation) minus capital expenditures, minus the change in working capital.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Investors could lose money on their investments in the Fund or the Fund may not perform as well as other investments if any of the following occurs:

[BULLET]       Foreign stock prices go down generally.
[BULLET]       Changes in foreign currency rates depress the value of the Fund's investments.
[BULLET]       An adverse event, such as an unfavorable earnings report,
               depresses the value of a particular company's stock.
[BULLET]       The adviser's judgment about region, country or sector
               allocations or the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY - CONTINUED
--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

"Other Expenses" is based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than such estimates.

                                                             INSTITUTIONAL CLASS
SHAREHOLDER FEES (paid directly from your investment) ..........   NONE
REDEMPTION FEES FOR SHARES HELD LESS THAN SIX MONTHS 1 .........  1.00%
ANNUAL FUND OPERATING EXPENSES
   (deducted from Fund assets)
MANAGEMENT FEES ................................................  0.75%
DISTRIBUTION (12B-1) FEES ......................................   NONE
OTHER EXPENSES .................................................  2.12%
TOTAL ANNUAL FUND OPERATING EXPENSES2 ..........................  2.87%
================================================================================

1    Please see "Redeeming Fund Shares" on page 27.
2    Voluntary fee waiver and/or expense reimbursement 1.87%
     Net expenses                                      1.00%
     This fee waiver and/or expense reimbursement may be terminated at any time.
--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The example assumes that:

[BULLET]       You invest $10,000 in the Fund for the time periods indicated.
[BULLET]       Your investment has a 5% return each year.
[BULLET]       The Fund's operating expenses remain the same.*
[BULLET]       You redeem your investment at the end of each period.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

INSTITUTIONAL CLASS
1 YEAR         3 YEARS
  $290           $889

---------------
* The example is calculated using gross expenses. Using the net expense calculation, your costs for the Institutional Class shares for 1 and 3 years in the example would be $102 and $318, respectively.

PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL

Long term growth of capital.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS AND STRATEGIES

The Fund invests primarily in equity securities of companies with small market capitalizations located outside the United States. The Fund may invest up to 35% of its assets in medium and large capitalization companies. The Fund normally invests in at least three countries other than the U.S.
--------------------------------------------------------------------------------
EQUITY SECURITIES

Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

The Fund considers companies to be small cap companies if they are in the same size range as the bottom 90% of the universe of companies listed in developed countries outside the U.S. when these companies are ranked by market capitalization. These small cap companies usually have individual market capitalizations of $2 billion or less, but may be larger.
--------------------------------------------------------------------------------
HOW THE ADVISER SELECTS THE FUND'S INVESTMENTS

The adviser uses a bottom-up approach to try to identify companies with outstanding investment potential. The objective is to identify 100 top investment opportunities using a systematic approach to stock selection and portfolio construction. The selection process consists of three stages:

[BULLET]       Research short list
[BULLET]       Primary research
[BULLET]       Stock selection

The adviser screens more than 8000 companies to obtain a short-list of candidates for the next stage using screening parameters and other inputs. The adviser uses both an absolute measure of value based on returns to equity investors and a relative measure based on return on capital employed.

At the primary research stage, the adviser conducts over 400 company meetings annually. The adviser uses these meetings to review operations and internal controls, and to discuss strategy. The adviser also undertakes a thorough review of financial statements focusing on balance sheet strength, operating performance and valuation.

Finally, the adviser constructs the portfolio using a team approach to select stock. The Fund's exposure is monitored at the regional, sector and stock level.

PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY - CONTINUED
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Investors could lose money on their investments in the Fund or the Fund may not perform as well as other investments if any of the following occurs:

[BULLET]       Foreign stock prices go down generally.
[BULLET]       An adverse event, such as an unfavorable earnings report,
               depresses the value of a particular company's stock.
[BULLET]       The adviser's judgment about country allocations or the
               attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Investing in small cap foreign companies involves special risks, which are more severe in certain emerging market countries.

[BULLET] There may be unfavorable foreign government actions, political or economic instability or less accurate information about foreign companies.
[BULLET] A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.
[BULLET] Small cap companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses.
[BULLET] The prices of foreign small cap stocks tend to be more volatile than the prices of other stocks.
[BULLET]       The stock market may temporarily favor large cap over small cap stocks.
[BULLET] Foreign securities and small cap stocks are sometimes less liquid and harder to value than securities of U.S. issuers or large cap stocks.
--------------------------------------------------------------------------------
TOTAL RETURN

This bar chart indicates the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not necessarily indicate how the Fund will perform in the future.

QUARTERLY RETURN

HIGHEST:  44.70% in fourth quarter 1999
LOWEST:  -16.99% in third quarter 1998

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Year Ended 12/31/97        -7.68%
Year Ended 12/31/98        5.35%
Year Ended 12/31/99        86.45%
Year Ended 12/31/00        6.56%

PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
     RISK/RETURN SUMMARY - CONTINUED
--------------------------------------------------------------------------------
The table below indicates the risks of investing in the Institutional Class of the Fund by comparing the Fund's average annual total returns for the periods shown to the HSBC World excluding U.S. Small Companies Index.
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2000
                                                                  LIFE OF FUND 1
                                                     1 YEAR       (BEGAN 2/7/96)
                                                     ------       --------------

Pictet International Small Companies Fund ........    6.56%             15.05%
HSBC World excluding U.S.
Small Companies Index 2 ..........................  -14.76%              1.81%

---------------
1 The performance of the HSBC World excluding U.S. Small Companies Index is calculated from January 31, 1996.
2 The HSBC World excluding U.S. Small Companies Index is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. The index is composed of 1200 company stocks from 20 markets.
--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

FOR YEAR ENDED 12/31/00                                      INSTITUTIONAL CLASS
SHAREHOLDER FEES (paid directly from your investment) ..........   NONE
REDEMPTION FEES FOR SHARES HELD LESS THAN SIX MONTHS 1 .........  1.00%
ANNUAL FUND OPERATING EXPENSES
   (deducted from Fund assets)
MANAGEMENT FEES ................................................  1.00%
DISTRIBUTION (12B-1) FEES ......................................   NONE
OTHER EXPENSES .................................................  1.66%
TOTAL ANNUAL FUND OPERATING EXPENSES2 ..........................  2.66%
================================================================================
1    Please see "Redeeming Fund Shares" on page 27.
2    Voluntary fee waiver and/or expense reimbursement 1.46%
     Net expenses                                      1.20%
     This fee waiver and/or expense reimbursement may be terminated at any time.
--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The example assumes that:

[BULLET]       You invest $10,000 in the Fund for the time periods indicated.
[BULLET]       Your investment has a 5% return each year.
[BULLET]       The Fund's operating expenses remain the same.*
[BULLET]       You redeem your investment at the end of each period.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

INSTITUTIONAL CLASS
1 YEAR    3 YEARS    5 YEARS   10 YEARS
  $269       $826     $1,410     $2,993

---------------
* The example is calculated using gross expenses. Using the net expense calculation, your costs for the Institutional Class shares for 1, 3, 5 and 10 years in the example would be $122, $381, $660 and $1,455, respectively.

--------------------------------------------------------------------------------
     THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------
DEPOSITARY RECEIPTS

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and Russian Depositary Certificates.
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities.
--------------------------------------------------------------------------------
WARRANTS AND SUBSCRIPTION RIGHTS

Warrants and subscription rights entitle the holder to acquire the stock of a company at a set price.
--------------------------------------------------------------------------------
DEBT SECURITIES

Each Fund may invest up to 35% of its assets in investment grade debt securities of U.S. and foreign corporate and governmental issuers. These may include all types of debt securities of any maturity.

The value of debt securities will go down if interest rates go up, or the issuer of the security has its credit rating downgraded or defaults on its obligation to pay principal or interest.

Securities are investment grade if they:

[BULLET]       Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
[BULLET]       Have received a comparable short-term or other rating.
[BULLET]       Are unrated securities that the adviser believes to be of
               comparable quality.

A Fund's credit standards also apply to counterparties to OTC derivative contracts.
--------------------------------------------------------------------------------
DEFENSIVE INVESTMENTS

Each Fund may depart from its principal investment strategies in response to adverse market conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.
--------------------------------------------------------------------------------
DERIVATIVES AND HEDGING TECHNIQUES

Each Fund may, but is not required to, use derivative contracts for any of the following purposes:

[BULLET]       To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices or currency exchange rates.
[BULLET]       As a substitute for buying or selling securities or currencies.

Derivative contracts include options and futures on securities, securities indices or currencies; options on these futures; forward currency contracts; and currency swaps. Derivative contracts are valued on the basis of the value of the underlying securities. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices.

Even a small investment in derivative contracts can have a big impact on a Fund's stock market or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or currency rates are changing.

A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of a Fund's holdings. The other parties to over-the-counter derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------
     THE FUNDS' INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------
EMERGING MARKETS

European Equity Fund and International Equity Fund may invest up to 5% of assets in emerging market securities.
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER

Each Fund may engage in active and frequent trading. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability.

Frequent trading also increases transaction costs, which could detract from a Fund's performance.
--------------------------------------------------------------------------------
EACH FUND'S INVESTMENT GOAL

Each Fund's goal is non-fundamental so that the board of trustees may change the investment goal of a Fund without obtaining the approval of the Fund's shareholders. A Fund might not succeed in achieving its goal.

--------------------------------------------------------------------------------
     INVESTMENT ADVISER
--------------------------------------------------------------------------------
EACH FUND'S INVESTMENT ADVISER IS PICTET INTERNATIONAL MANAGEMENT LIMITED

The adviser provides investment advice and portfolio management services to each Fund. Under the supervision of the board of trustees, the adviser makes each Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and makes available the research services of its portfolio managers and security analysts.

Each Fund has agreed to pay the adviser an advisory fee at the annual rate of the Fund's average daily net assets shown below.

The adviser has voluntarily agreed to cap the total annual operating expenses of each Fund as shown below.

These caps do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses. These expense caps can be revoked after sufficient notice at any time.

--------------------------------------------------------------------------------
FUND                                     MANAGEMENT FEE       EXPENSE LIMITATION
--------------------------------------------------------------------------------
Pictet Eastern European Fund                 1.50%                  2.00%
Pictet Global Emerging Markets Fund          1.25%                  1.70%
Pictet International Small Companies Fund    1.00%                  1.20%
Pictet European Equity Fund                  0.75%                  1.00%
Pictet International Equity Fund             0.75%                  1.00%
--------------------------------------------------------------------------------

Established in 1980, the adviser currently manages approximately $9 billion of assets for more than 150 accounts. The adviser manages a range of products including international fixed income and equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. The adviser is both registered as a U.S. investment adviser and regulated in the United Kingdom by the Investment Management Regulatory Organisation. The adviser is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2000, Pictet & Cie managed approximately $118 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

--------------------------------------------------------------------------------
     INVESTMENT ADVISER - CONTINUED
--------------------------------------------------------------------------------
EASTERN EUROPEAN FUND'S PORTFOLIO MANAGEMENT TEAM

NAMES OF MANAGERS
(time on Fund team)                         POSITIONS DURING LAST FIVE YEARS
--------------------------------------------------------------------------------
Jura Ostrowsky      Senior investment manager of the adviser, on the emerging
(since inception)   markets team, with special responsibility for Russia and the former Soviet Union republics.

Jack Arnoff         Investment manager specializing in the markets of the former
(since inception)   Soviet Union and Eastern Europe. Before joining Pictet the adviser in 1998, he was an associate with Schooner Capital
                    (Boston) working on venture capital projects in Bulgaria,
                    Romania, Ukraine and Poland. He has also consulted for
                    Bulgarian banks on privatization and financing projects.
--------------------------------------------------------------------------------
GLOBAL EMERGING MARKETS FUND'S PORTFOLIO MANAGEMENT TEAM

NAMES OF MANAGERS
(time on Fund team)                         POSITIONS DURING LAST FIVE YEARS
--------------------------------------------------------------------------------

John Paul Smith     Senior investment manager of the adviser, with
(since 2001)        responsibility for emerging market investments. Before
                    joining the adviser in 2001, he was at Morgan Stanley from 1995, most recently as head of global emerging markets strategy.

RichardOrmond       Senior investment manager of the adviser on the emerging
(since inception)   markets team. He focuses mainly on the Indian subcontinent, the Middle East and Africa.

Jura Ostrowsky      Senior investment manager of the adviser on the emerging
(since inception)   markets team, with special responsibility for Russia and the former Soviet Union republics.
--------------------------------------------------------------------------------
INTERNATIONAL SMALL COMPANIES FUND'S PORTFOLIO MANAGEMENT TEAM

NAMES OF MANAGERS
(time on Fund team)                         POSITIONS DURING LAST FIVE YEARS
--------------------------------------------------------------------------------
Robert Treich       Senior investment manager of the adviser and head of the
(since inception)   smaller companies team. Before to joining the adviser, he
                    worked for Richardson Greenshields of Canada.

Nils Francke        Senior investment manager of the adviser within the smaller
(since inception)   companies team. Before joining the adviser, he worked for M
                    M Warburg Bank in Hamburg, Salomon Brothers Inc. in New York and Schroder Munchmeyer Hengst of Germany.

Michael McLaughlin  Senior investment manager of the adviser within the smaller
(since inception)   companies team. He is responsible for the Asia Pacific
                    region. Before to joining the adviser, he was the Japanese investment manager at Provident Mutual.

Philippe Sarreau    Senior investment manager of the adviser within the smaller
(since 1998)        companies team. Before joining the adviser, he worked at
                    Credit Lyonnais as a French smaller companies analyst and later was responsible for the development of a specialized small cap sales team in London.

--------------------------------------------------------------------------------
     INVESTMENT ADVISER - CONTINUED
--------------------------------------------------------------------------------
EUROPEAN EQUITY FUND'S PORTFOLIO MANAGEMENT TEAM

NAMES OF MANAGERS
(time on Fund team)                         POSITIONS DURING LAST FIVE YEARS
--------------------------------------------------------------------------------
Scott Jaffray       Director with specific responsibility for the European team
(since inception)   and its investments. Before joining the adviser in 1996,
                    Scott spent six years heading the European equity team at Norwich Union Investment Management, a UK based insurance company.

Stephen Burrows     Senior investment manager of the adviser. Before joining the
(since inception)   adviser in 1997, Stephen worked as an investment manager on the European equity team at Norwich Union.

Alessandro Lunghi   Senior investment manager of the adviser. Before joining the
(since inception)   adviser in 1999, Alessandro worked at Goldman Sachs Asset
                    Management as a senior portfolio manager in the GSAM pan-European equity team and a team leader of an industry research group. Before that he worked at CIN Management where his responsibilities included European equity fund management as well as active quantitative techniques and risk management.

Mike O'Hara         Senior investment manager of the adviser. Before to joining
(since inception)   the adviser, Mike worked at Murray Johnstone in the UK as a
                    European portfolio manager and was made investment director in 1999. Prior to 1996, he worked at Murray Johnstone
                    International in Chicago where he worked on asset allocation models and marketing.

Grant Cullens       Senior investment manager of the adviser. Before joining the
(since inception)   adviser in 1998, Grant worked at Salomon Bros. as head of
                    their UK equity sales desk during 1997. Before this, he worked at TSB Investment Management where he successfully managed many of its UK unit trusts. Grant became head of the UK unit trust investment team managing (pound)4 billion of UK assets following the merger of TSB Investment Management with Hill Samuel and subsequently Lloyds Investment
                    Management.

--------------------------------------------------------------------------------
     INVESTMENT ADVISER - CONTINUED
--------------------------------------------------------------------------------
TOTAL RETURNS OF COMPOSITE ACCOUNT

The following performance information is the performance of a European composite managed by the adviser. The composite is made up of institutional equity portfolios under the adviser's discretionary management. The portfolios of the European composite have substantially the same investment objectives, policies and strategies as those of Pictet European Equity Fund. As of December 31, 2000, Pictet managed more than $1.8 billion in Pan European equities.

The European composite's historical performance does not indicate the future performance of Pictet European Equity Fund.

The portfolio performance returns were calculated using Modified Dietz Methodology (the monthly total return is calculated by the gain or loss on the portfolio plus income divided by the portfolio mean). The portfolio returns are market capitalization weighted to create monthly composite returns which are geometrically linked on a monthly basis to create longer time periods.
--------------------------------------------------------------------------------

                     1992      1993      1994      1995      1996      1997      1998      1999      2000
                    ------    ------    ------    ------    ------    ------    ------    ------    ------
EUROPEAN COMPOSITE  -5.02%    32.65%    10.23%    25.50%    29.40%    23.20%    29.28%    16.42%    -6.08%
MSCI EUROPE INDEX*  -4.24%    29.79%     2.66%    22.13%    21.57%    24.20%    28.91%    16.23%    -8.14%

NOTE: In May 1996, the adviser appointed Scott Jaffray from Norwich Union, a large UK insurance company. Scott joined as Director and head of the European team. In February 1997, Stephen Burrows, the third member of the Norwich Union European Team also joined the adviser. Alessandro Lunghi joined the team in June 1999 from Goldman Sachs. In November 1999 Mike O'Hara joined from Murray Johnstone. The figures shown above represent a composite of the Continental European performance that they achieved at Norwich Union together with Pictet's own UK equity performance to May 1996. From June 1996 to date, performance shown is for the Pan European composite managed by this team. In compiling the above, a key objective was to show the historical performance of the team members who are currently managing the adviser's European equities accounts.

--------------------
* The Morgan Stanley Capital International Europe Index is a market capitalization weighted index that is designed to represent the performance of developed stock markets in Europe. The index includes equity securities of companies domiciled in 15 European countries.

Performance would be reduced if advisory accounts held cash positions or had inflows and outflows of cash to the same extent as the fund. In addition, advisory accounts are not subject to Investment Company Act investment restrictions nor to the provisions of the Internal Revenue Code relating to regulated investment companies.

These restrictions and provisions could have had an adverse effect on performance. Since the above returns were not calculated for mutual funds, they are not based on SEC performance standards. Performance calculations based on SEC standards would have been different.

--------------------------------------------------------------------------------
     INVESTMENT ADVISER - CONTINUED
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND'S PORTFOLIO MANAGEMENT TEAM

NAMES OF MANAGERS
(time on Fund team)                         POSITIONS DURING LAST FIVE YEARS
--------------------------------------------------------------------------------
Mark Boulton        Director of the adviser with specific responsibility for the
(since inception)   international team. Before joining the adviser in 1998, Mark was the head of the international equities department at Rothschild Asset Management in London.

Richard Heelis      Senior investment manager of the adviser with responsibility
(since inception)   for the Japanese equity market on the international team.
                    Before joining the adviser in 1999, he was responsible for all Norwich Union's Japanese equity portfolios.

Michael Collins     Senior investment manager of the adviser with responsibility
(since inception)   for country allocation and top down strategy. Before joining the adviser in 1999, he was responsible for top-level country allocation and long term investment strategy for Norwich Union's With Profits Fund.

Scott Jaffray       Director with specific responsibility for the European team
(since inception)   and its investments. Before joining the adviser in 1996,
                    Scott spent six years heading the European equity team at
                    Norwich Union.
--------------------------------------------------------------------------------
TOTAL RETURNS OF PENSION ACCOUNT

The following performance information is the performance of a pension account managed by the adviser which has substantially the same investment objectives, policies and strategies as those of Pictet International Equity Fund. As of December 31, 2000, Pictet managed more than $118 million in international equities.

Although similar to Pictet International Equity Fund, the pension account is a separate portfolio and its historic performance does not indicate the future performance of Pictet International Equity Fund. Share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.
--------------------------------------------------------------------------------

                                   1996      1997      1998      1999      2000
                                   ----      ----      ----      ----      ----
INTERNATIONAL PENSION ACCOUNT      9.42%     5.12%    24.42%    28.84%   -11.00%
MSCI EAFE INDEX*                   6.36%     2.06%    20.33%    27.30%   -13.96%

--------------------
*    The Morgan Stanley Capital International Europe, Australasia and Far East
     (EAFE) Index is a market capitalization weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. The index includes equity securities of companies domiciled in 20 countries.

Performance would be reduced if advisory accounts held cash positions or had inflows and outflows of cash to the same extent as the fund. In addition, advisory accounts are not subject to Investment Company Act investment restrictions nor to the provisions of the Internal Revenue Code relating to regulated investment companies.

These restrictions and provisions could have had an adverse effect on performance. Since the above returns were not calculated for mutual funds, they are not based on SEC performance standards. Performance calculations based on SEC standards would have been different.

--------------------------------------------------------------------------------
     INVESTMENT AND ACCOUNT POLICIES
--------------------------------------------------------------------------------
CALCULATION OF NET ASSET VALUE

Each Fund calculates its net asset value per share ("NAV") at the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is open every week, Monday through Friday, except on national holidays and Good Friday. If the New York Stock Exchange closes early, the time for calculating NAV and the deadlines for share transactions will be accelerated to the earlier closing times. The NAVs will differ between classes of shares. The NAV of a class with higher expenses will be lower than a class with lower expenses.

Each Fund generally values its portfolio securities based on market prices or quotations. Securities listed on a foreign exchange and unlisted foreign securities are generally valued at the latest quoted sale price available before the time when assets are valued. Securities listed on a U.S. securities exchange are generally valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. A Fund's currency translations are done when the London Stock Exchange closes.

Price information on listed securities is taken from the exchange where the security is primarily tracked. Securities not tracked on the valuation date for which market quotations are readily available are valued at the mean between the bid and ask prices, if available; otherwise they are valued at the last reported closing price.

When market prices are not available, or when the adviser believes that they are unreliable or that the value of securities has been materially affected by events occurring after a foreign exchange closes, a Fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the board of trustees. A Fund that uses fair value to price securities may value those securities higher or lower than another Fund using market quotations or its own fair value determination to price the same securities.

International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when investors cannot buy or redeem shares.

--------------------------------------------------------------------------------
     INVESTMENT AND ACCOUNT POLICIES - CONTINUED
--------------------------------------------------------------------------------
PURCHASING FUND SHARES

The adviser, its affiliates or other institutions (collectively, "institutions") may buy shares of a Fund at net asset value. Institutions are responsible for transmitting orders promptly to a Fund's transfer agent.
--------------------------------------------------------------------------------
PURCHASING SHARES THROUGH FINANCIAL INTERMEDIARIES/ PROFESSIONALS

Purchases may also be made at net asset value by the following:

[BULLET] Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of these investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent.
[BULLET] Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.


                               INVESTMENT MINIMUMS
                              (INSTITUTIONAL CLASS)

Initial purchase ................   $50,000
Additional purchases ............    $5,000

Certain retirement accounts (e.g. IRAs, Roth IRAs, Educational IRAs) may purchase shares of a Fund with a $2,000 initial purchase and additional purchases of $2,000 each for the Institutional Class. Additional purchases for those in the Automatic Investment Plan may be as little as $500 each.

Fund officers have discretion to waive
or reduce any of the above minimum investment requirements.
--------------------------------------------------------------------------------
PURCHASE ORDERS AND PAYMENTS

A purchase order will be filled at a Fund's NAV next calculated after the order has been received by either the Fund's transfer agent, PFPC Inc., by one or more brokers authorized to accept purchase orders on a Fund's behalf, or by a designated intermediary authorized by a broker to accept orders on a Fund's behalf. A Fund will be deemed to have received the order when an authorized broker or broker's authorized designee accepts the order. Institutions must send payment for Fund shares in federal funds to the transfer agent by 12:00 noon Eastern time on the next business day.

Institutions and other investors should contact the adviser for information about purchasing Fund shares through in-kind exchanges of securities.

Each Fund and its distributor reserve the right to suspend the offering of Fund shares or to reject any purchase order.

--------------------------------------------------------------------------------
     INVESTMENT AND ACCOUNT POLICIES - CONTINUED
--------------------------------------------------------------------------------
PURCHASING SHARES BY TELEPHONE

Call 1-877-470-0103 to arrange for a telephone transaction. If you want to make future transactions (e.g., purchase additional shares, redeem or exchange shares) by telephone, you will need to elect this option either on the initial application or subsequently in writing.

Each Fund and its transfer agent have procedures designed to verify that telephone instructions are genuine. If they follow these procedures, they will not be liable for any losses caused by acting on unauthorized telephone instructions.
--------------------------------------------------------------------------------
PURCHASING SHARES BY MAIL

Complete and sign an application. Make your check payable to Pictet Funds. If you are adding to your existing account, include your account name and number on the check.

Mail your application and/or check to :

PFPC Inc.
Attn: PICTET Funds
P.O. Box 61503
211 S. Gulph Road
King of Prussia, PA 19406
--------------------------------------------------------------------------------
PURCHASING SHARES BY WIRE

If you are opening a new account, call the Funds at 1-877-470-0103 to arrange for a wire transaction. Then wire federal funds to:

Boston Safe Deposit & Trust
ABA#:      011001234
Credit:    (Insert name of your Fund)
Acct#:     143766
FBO:       (Insert shareholder name and
           account number)

Complete and sign an application and mail immediately following the initial wire transaction to:

PFPC Inc.
Attn: PICTET Funds
P.O. Box 61503
211 S. Gulph Road
King of Prussia, PA 19406

If you are adding to your existing account, you do not need to call the Funds to arrange for a wire transaction, but be sure to include your name and account number.
--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN

Through this option, you can have money electronically deducted from your checking, savings or bank money market accounts and invested in the Funds each month or quarter. Complete the Automatic Investment Plan Application, which is available upon request by calling 1-877-470-0103, and mail it to the address indicated.

The initial $50,000 minimum investment for the Institutional Class still applies. However, subsequent investments can be as little as $500.

The Funds may alter or terminate the Automatic Investment Plan at any time.

--------------------------------------------------------------------------------
     INVESTMENT AND ACCOUNT POLICIES - CONTINUED
--------------------------------------------------------------------------------
EXCHANGES BETWEEN PICTET FUNDS

You may exchange shares of a Fund for shares of any other Pictet Fund with the same class of shares at the NAV of the acquired Fund next determined after receipt of your exchange request. Both accounts must have identical registrations. Exchanges must meet the applicable minimum initial investment requirements for the acquired Fund. You may exchange into another Fund only if its shares may legally be sold in your home state.

To protect other shareholders of a Fund, a Fund may cancel the exchange privileges of any person that, in the opinion of the Fund, is using market-timing strategies. The Funds may change or terminate the exchange privilege on 60 days' advance notice to shareholders.

You may be subject to a redemption fee if you exchange shares after holding them less than six months. Please see "Redeeming Fund Shares" below.
--------------------------------------------------------------------------------
REDEEMING FUND SHARES

If you exchange or redeem shares after holding them six months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares being exchanged or redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management.

The fee is currently waived for pension funds, endowments and other similar institutional funds due to certain economies associated with these accounts. The redemption fee may be modified or discontinued at any time or from time to time. This fee is not a deferred sales charge, is not a commission paid to the adviser and does not benefit the adviser in any way.

The "first-in, first-out" method will be used to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than six months, the redemption/exchange fee will be assessed on the current net asset value of those shares.

You may redeem shares of a Fund on any business day at the NAV next calculated after the transfer agent, broker authorized to accept redemption orders on the Fund's behalf, or designated intermediary authorized by a broker to accept orders on the Fund's behalf receives the redemption request in proper form. The Fund will be deemed to have received the order when an authorized broker or broker authorized designee accepts the order. Institutions are responsible for promptly transmitting redemption orders to a Fund's transfer agent.

Redemption proceeds are usually sent by wire on the business day after the effective date of a redemption. Under unusual circumstances, a Fund may suspend redemptions, if allowed by the Securities and Exchange Commission, or postpone payment up to seven days.

Each Fund may also pay redemption proceeds in kind by giving securities to redeeming shareholders. You may pay transaction costs to dispose of these securities.

If you purchased shares through a financial institution, a broker authorized to accept purchase orders on a Fund's behalf, or by a designated intermediary authorized by a broker to accept orders on a Fund's behalf, you should contact it for more information.

Each institution, broker or intermediary may have its own procedures and requirements for selling shares and may charge fees.

--------------------------------------------------------------------------------
     INVESTMENT AND ACCOUNT POLICIES - CONTINUED
--------------------------------------------------------------------------------
REDEEMING SHARES BY TELEPHONE

If you have chosen the telephone redemption privilege on the initial application or later elected the privilege in writing, you may call 1-877-470-0103 to redeem up to $100,000 worth of shares.
--------------------------------------------------------------------------------
REDEEMING SHARES BY MAIL

Shareholders may sell shares by making a written request to:

PFPC Global Fund Services
Attn: PICTET Funds
P.O. Box 61503
11 S. Gulph Road
King of Prussia, PA 19406

Include signatures of all persons required to sign for transactions, exactly as their names appear on the account application.

To protect your account from fraud, the Funds may require a medallion signature guarantee for certain redemptions. We require a medallion signature guarantee if:

[BULLET]       your address of record has changed within the past 30 days or
[BULLET]       you are selling more than $100,000 worth of shares

Signature guarantees are designed to verify that major transactions or changes to your account are in fact authorized by you. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. A notary public stamp or seal cannot be substituted for a signature guarantee.
--------------------------------------------------------------------------------
REDEEMING SHARES BY WIRE

If you have chosen the wire redemption privilege on the initial application or later elected the privilege in writing, you may have the Funds wire your proceeds to a predesignated bank account.

Wire redemption requests must be received by the transfer agent by 4:00 p.m. Eastern time for money to be wired the next business day.
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN

If you have a minimum of $100,000 in your account, you may direct the transfer agent to make payments to you (or anyone you designate) monthly, quarterly or semi-annually.

The amount of withdrawal payments must be at least $500 per payment. Fund shares are redeemed in order to make withdrawal payments.

Under the Systematic Withdrawal Plan, you must elect to have dividends and distributions automatically reinvested in additional Fund shares.

The Funds may terminate any Systematic Withdrawal Plan if the value of the account falls below $10,000 due to share redemptions or an exchange of shares for shares of another Fund.
--------------------------------------------------------------------------------
CLOSING SUB-MINIMUM ACCOUNTS

Each Fund may close your account if, for reasons other than investment losses, the value of the Institutional Class shares in the account falls below $25,000. A Fund may convert your Institutional Class shares to Retail Class shares if the value of your account as a result of share redemptions falls below $50,000.

After a Fund notifies you of its intention to close the account, you will have 30 days to bring the account back to the minimum level.

--------------------------------------------------------------------------------
     INVESTMENT AND ACCOUNT POLICIES - CONTINUED
--------------------------------------------------------------------------------
PERFORMANCE

The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

Redemptions and exchanges of Fund shares are taxable events on which you may recognize a gain or loss. Dividends and distributions are also taxable, as described in the chart below, whether they are received in additional shares or cash.

Each Fund declares and pays dividends and distributions according to the following schedule. Dividends may differ between classes, with a class with higher expenses having a lower dividend.

DIVIDENDS ARE PAID IN ADDITIONAL SHARES OF A FUND.

               TYPE OF                         DECLARED              FEDERAL
             DISTRIBUTION                      AND PAID             TAX STATUS
Dividends from net investment income           Annually     Taxable as ordinary income

Distributions of short term capital gain       Annually     Taxable as ordinary income

Distributions of long term capital gain        Annually     Taxable as capital gain

You should generally avoid investing in a Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on dividends or distributions that are economically equivalent to a partial return of your investment. Income that the Funds receive from sources within foreign countries may be subject to withholding or other taxes imposed by such countries. You should consult a tax adviser about particular federal, state, local and other taxes that may apply to you.

Every January, each Fund will send shareholders information about its dividends and distributions during the previous calendar year. Most of a Fund's distributions are expected to be capital gain. If you do not provide a Fund with a correct taxpayer identification number and required certifications, you may be subject to federal backup withholding tax.

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables provide financial highlights of each Fund for the periods presented and should be read in conjunction with the financial statements and related notes that appear in the Funds' annual report dated December 31, 2000 and which are incorporated by reference into the Statement of Additional Information. The financial statements and related notes have been audited by PricewaterhouseCoopers, LLP, independent accountants. Additional information concerning the performance of each Fund is included in the annual report which may be obtained without charge by contacting a Fund at the address or phone number on the back cover of this prospectus.



PICTET EASTERN EUROPEAN FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     YEAR            YEAR           PERIOD
                                                                     ENDED           ENDED           ENDED
                                                                   12/31/00        12/31/99        12/31/98 1
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 8.87           $ 6.54         $10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                                               (0.12)           (0.09)          0.00 2
   Net realized and unrealized gain/(loss) on investments            (0.18)            2.42          (3.39)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (0.30)            2.33          (3.39)
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                               --               --           (0.07)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                    --               --           (0.07)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $ 8.57           $  8.87        $ 6.54
-------------------------------------------------------------------------------------------------------------
Total return4                                                        (3.38)%          35.63%        (33.93)%
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of year (in 000's)                               $1,823           $1,933         $1,636
   Ratio of operating expenses to average net assets                  2.00%            2.00%          2.00% 3
   Ratio of net investment income/(loss) to average net assets       (1.21)%          (1.15)%        (0.06)% 3
   Ratio of operating expenses to average net assets without
      waivers and expenses reimbursed                                 9.16%           11.54%          9.97% 3
   Ratio of net investment income/(loss) to average net assets
      without waivers and expenses reimbursed                        (8.37)%         (10.69)%        (8.03)% 3

   Portfolio turnover rate                                              88%             117%            91%

--------------------------

1 Pictet Eastern European Fund commenced operations on April 7, 1998. 2 Amount represents less than $0.01 per share.
3 Annualized.
4 Total return represents aggregate total return for the period.

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS - CONTINUED
--------------------------------------------------------------------------------
PICTET EUROPEAN EQUITY FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                                    PERIOD
                                                                                                     ENDED
                                                                                                   12/31/011
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                               $ 10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                                              0.00 2
   Net realized and unrealized loss on investments                                                   (0.81)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                     (0.81)
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Distributions from net investments income                                                         (0.00 2
   Distributions from net realized capital gains                                                     (0.07)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                                                  (0.07)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $  9.12
--------------------------------------------------------------------------------------------------------------
Total return 4                                                                                       (8.04)%
--------------------------------------------------------------------------------------------------------------
Ratios of average net assets/supplemental data:
   Net assets, end of period (in 000's)                                                            $ 9,196
   Ratio of operating expenses to average net assets                                                  1.00% 3
   Ratio of net investment income to average net assets                                               0.12% 3
   Ratio of operating expenses to average net assets without waivers and
      expenses reimbursed                                                                             2.90% 3
   Ratio of net investment loss to average net assets without waivers and
      expenses reimbursed                                                                            (1.77)%3
   Portfolio turnover rate                                                                              49%
--------------------------

1 Pictet European Equity Fund commenced operations on August 15, 2000. 2 Amount represents less than $0.01 per share.
3 Annualized.
4 Total return represents aggregate total return for the period

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS - CONTINUED
--------------------------------------------------------------------------------
PICTET GLOBAL EMERGING MARKETS FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                        YEAR       YEAR       YEAR       YEAR         YEAR
                                                        ENDED      ENDED      ENDED      ENDED        ENDED
                                                      12/31/00   12/31/99   12/31/98   12/31/97     12/31/96 3
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 11.15   $   6.81    $  8.87   $  10.13     $   9.51
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                 0.00 1    (0.01)      0.04       0.04         0.07
   Net realized and unrealized gain/(loss)
      on investments                                    (4.13)      4.35      (2.10)     (1.18)        0.71
--------------------------------------------------------------------------------------------------------------
Total from investment operations                        (4.13)      4.34      (2.06)     (1.14)        0.78
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                  --         --         --       (0.02)       (0.07)
   Net realized loss on investments                       --         --         --       (0.10)       (0.09)
--------------------------------------------------------------------------------------------------------------
Total distributions                                       --         --         --       (0.12)       (0.16)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  7.02   $  11.15    $  6.81   $   8.87     $  10.13
--------------------------------------------------------------------------------------------------------------
Total return 2                                         (36.98)%    63.73%    (23.22)%   (11.29)%       8.32%
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of year (in 000's)                 $97,158   $190,275    $94,362   $190,922     $122,047
   Ratio of operating expenses to average
      net assets                                         1.70%      1.70%      1.70%      1.70%        1.70%
   Ratio of net investment income/(loss) to
      average net assets                                 0.04%     (0.19)%     0.55%      0.32%        0.88%
   Ratio of operating expenses to average
      net assets without waivers and expenses
      reimbursed                                         1.94%      1.92%      2.00%      1.84%        2.20%
   Ratio of net investment income to average net
      assets without waivers and expenses
      reimbursed                                        (0.20)%    (0.42)%     0.25%      0.18%        0.38%
   Portfolio turnover rate                                128%       126%       123%        77%         48%
--------------------------

1 Amount represents less than $0.01 per share.
2 Total return represents aggregate total return for the period.
3 Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding. On December 2, 1996, the board of trustees declared a stock dividend of nine additional shares for each share outstanding of Pictet Global Emerging Markets Fund. The record date of the stock dividend was December 31, 1996, payable on January 1, 1997.

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS - CONTINUED
--------------------------------------------------------------------------------
PICTET INTERNATIONAL EQUITY FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                                    PERIOD
                                                                                                     ENDED
                                                                                                   12/31/001
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                                              0.00 2
   Net realized and unrealized loss on investments                                                   (0.90)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                     (0.90)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Distributions from net investments income                                                         (0.00) 2
   Distributions from net realized capital gains                                                     (0.02)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                                                  (0.02)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                      $ 9.08
---------------------------------------------------------------------------------------------------------------
Total return4                                                                                        (8.94)%
---------------------------------------------------------------------------------------------------------------
Ratios of average net assets/supplemental data:
   Net assets, end of period (in 000's)                                                             $9,105
   Ratio of operating expenses to average net assets                                                  1.00%3
   Ratio of net investment income to average net assets                                               0.07%3
   Ratio of operating expenses to average net assets without waivers and
      expenses reimbursed                                                                             2.87%3
   Ratio of net investment loss to average net assets without waivers and
      expenses reimbursed                                                                            (1.79)%3
   Portfolio turnover rate                                                                              31%

---------------------------

1 Pictet International Equity Fund commenced operations on August 15, 2000. 2 Amount represents less than $0.01 per share.
3 Annualized.
4 Total return represents aggregate total return for the period

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS - CONTINUED
--------------------------------------------------------------------------------
PICTET INTERNATIONAL SMALL COMPANIES FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                           YEAR        YEAR        YEAR        YEAR        PERIOD
                                                           ENDED       ENDED       ENDED       ENDED        ENDED
                                                         12/31/00    12/31/99    12/31/98    12/31/97     12/31/96 1,6
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.25      $ 6.55      $ 9.24     $ 10.15      $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                             0.00 4     (0.02)       0.07 5      0.08         0.09
   Net realized and unrealized gain/(loss)
      on investments                                        0.71        5.66        0.41       (0.86)        0.20
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.71        5.64        0.48       (0.78)        0.29
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                     --          --          --        (0.13)       (0.12)
   Net realized capital gains                              (0.75)      (1.94)      (3.17)        --         (0.02)
   Capital                                                  --           --          --          --         (0.00) 4
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.75)      (1.94)      (3.17)      (0.13)       (0.14)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $ 10.21      $10.25      $ 6.55     $  9.24      $ 10.15
-----------------------------------------------------------------------------------------------------------------------
Total return3                                               6.56%      86.45%       5.35%      (7.68)%       2.85%
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of year (in 000's)                    $24,214      $4,776      $5,699     $23,773      $25,743
   Ratio of operating expenses to average net assets        1.20%       1.20%       1.20%       1.20%        1.20% 2
   Ratio of net investment income/(loss) to
      average net assets                                   (0.37)%     (0.02)%      0.65%       0.82%        1.04% 2
   Ratio of operating expenses to average net assets
      without waivers and expenses reimbursed               2.66%       4.76%       2.36%       2.20%        2.46% 2
   Ratio of net investment income/(loss) to average
      net assets without waivers and expenses
      reimbursed                                           (1.83)%     (3.58)%     (0.52)%     (0.18)%      (0.22)% 2
   Portfolio turnover rate                                   142%        166%        132%         90%          53%
--------------------------

1 Pictet Eastern European Fund commenced operations on February 7, 1996.
2 Annualized.
3 Total return represents aggregate total return for the period.
4 Amount represents less than $0.01 per share.
5 Per share numbers have been calculated using the average share method.
6 Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding. On December 2, 1996, the board of trustees declared a stock dividend of nine additional shares for each share outstanding of Pictet International Small Companies Fund. The record date of the stock dividend was December 31, 1996, payable on January 1, 1997.

                      [this page intentionally left blank]

----------------------------------------------------------------------------
     FOR MORE INFORMATION
----------------------------------------------------------------------------
For investors who want more information about Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund and Pictet International Equity Fund, the following documents are available free upon request.

ANNUAL/SEMIANNUAL REPORTS Additional information about each Fund's investments is available in the Funds' annual and semiannual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about each Fund and is incorporated by reference into this prospectus.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about each Fund by contacting a Fund at:

PFPC Inc.
Attn: PICTET Funds
P.O. Box 61503
211 S. Gulph Road
King of Prussia, PA 19406 Telephone: 1-877-470-0103

Investors can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies:

[BULLET] For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102
[BULLET] Free from the Commission's Internet website at http://www.sec.gov.

Investors can get information about the operation of the Public Reference Room by calling 1-202-942-8090.

--------------------------------------------------------------------------------
INVESTMENT ADVISER         TRANSFER AGENT          INDEPENDENT
Pictet International       PFPC Inc.               ACCOUNTANTS
Management Limited                                 PricewaterhouseCoopers LLP



ADMINISTRATOR              LEGAL COUNSEL           CUSTODIAN
PFPC Inc.                  Hale and Dorr LLP       Brown Brothers
                                                   Harriman & Co.
--------------------------------------------------------------------------------
INVESTMENT COMPANY ACT FILE NO. 811-9050

36